FAIR VALUE GAINS, NET (Tables)	12 Months Ended
Dec. 31, 2019
Fair Value Measurement [Abstract]
Schedule of fair value gains (losses)
The components of fair value gains, net, are as follows:

(US$ Millions) Years ended Dec. 31,	2019	2018	2017
Commercial properties(1)	$301	$784	$347
Commercial developments	557	462	202
Incentive fees(2)	(104)	—	—
Financial instruments and other(3)	(158)	1,220	705
Total fair value gains, net	$596	$2,466	$1,254

(1)	For the year ended December 31, 2019, includes fair value loss on right-of-use investment properties of $5 million.

(2)	Represents incentive fees the partnership is obligated to pay to the general partner of the partnership’s various fund investments.

(3)	For the year ended December 31, 2019, primarily includes fair value losses on financial instruments of $147 million. The prior year primarily includes a gain on bargain purchase.